Exhibit 99.1

Fical 2013 1st Quarter Earnings Conference Call Presentation January 23, 2013 E xecuting Our Strategy, Delivering Exceptional Value

Cautionary Statement Regarding Forward-Looking Information Statements in this presentation that do not relate strictly to historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the slide entitled ―Key Financial Statistics – FY’13 Outlook‖ that gives guidance for future periods in 2013. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words in this presentation such as will, estimate, trending, or refer to future time periods. You should not place undue reliance on any forward-looking statements as such statements involve risks, uncertainties, assumptions and other factors that could cause actual results to differ materially, including the following: our belief that the Corrugated industry fundamentals are improving, our ability to integrate Smurfit-Stone or to achieve benefits from the Smurfit-Stone Acquisition, including, without limitation, synergies, performance improvements and successful implementation of capital projects; expected price realization; expected levels of depreciation and amortization, corporate expenses, interest expense, income tax rates, federal NOLs, Black Liquor and AMT tax credits, pension expense and contributions, capital expenditures, commodity costs, maintenance outages, containerboard inventory builds; the level of demand for our products; economic downtime; our ability to successfully identify and make performance improvements; anticipated returns on our capital investments; possible increases in energy, raw materials, shipping and capital equipment costs; any reduction in the supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; adverse changes in general market and industry conditions and other risks, uncertainties and factors discussed in Item 1A "Risk Factors" and under the caption "Business — Forward-Looking Information" in our 2012 Annual Report on Form 10-K and by similar disclosures in any of our subsequent SEC filings. The information contained herein speaks as of the date hereof and we do not have or undertake any obligation to update such information as future events unfold. 2

Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations We may from time to time be in possession of certain information regarding RockTenn that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell RockTenn securities. This presentation also may not include all of the information regarding RockTenn that you may need to make an investment decision regarding RockTenn securities. Any such investment decision should be made on the basis of the overall mix of information regarding RockTenn that is publicly available as of the date of such decision.We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to GAAP financial measures included in the Appendix to this presentation 3

RockTenn 1Q’13 – Summary Adjusted earnings up 14% over 1Q’12 to $1.35(1) RockTenn EBITDA margins of 14.4%; Corrugated Packaging Segment EBITDA margins of 15.4%(2) $200 million of cash flow available for dividends, pension contributions in excess of expense and net debt reduction Continued growth in Smurfit-Stone acquisition synergies – 1Q’13 ending run rate in excess of $300 million July Corrugated leadership changes driving improved operating performance, cultural integration and results Solid execution of containerboard and box price increase Hodge operating income increased $12 million over the previous quarter Seasonal softness in volume and pricing in Consumer Packaging grades (1)On a GAAP basis, EPS was $1.18 in 1Q’13 and $1.06 in 1Q’12. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. (2)See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. 4

$1.18 $0.25 ($0.12) $0.01 $0.03 1.35 $0.00$0.20$0.40$0.60$0.80$1.00$1.20$1.40$1.60 1Q’12 1Q’13 vs. 1Q’12 Adjusted EPS Bridge(1) 5 Consumer Packaging Recycling 1Q’13 Taxes & Other Corrugated Packaging Segment Income higher by $28 million year over year –Revenues higher on domestic containerboard and box price increase –Export containerboard market prices improving –Sequential containerboard and packaging shipments decreased seasonally –EBITDA margin improved 170 basis points sequentially to 15.4% and 150 basis points vs. prior year quarter –Improving industry fundamentals Consumer Packaging Segment Income down on a year over year basis –Lower selling prices in folding carton, coated and uncoated grades –Higher corrugated costs in Merchandising Displays (1)On a GAAP basis, EPS was $1.18 in 1Q’13 and $1.06 in 1Q’12. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. 5

(1)On a GAAP basis, Total Debt was $3.25 billion and $3.41 billion in 1Q’13 and 4Q’12, respectively. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. (2)Cash Flow Per Share Calculation based on diluted shares outstanding for the quarter of 72.7 million shares. Net Debt Bridge: 1Q’13(1) 6 ($ Millions) 4Q’12 Pension in Excess of Expense Cash Restructuring Cash Generated from Operations Capital Expenditures Dividends Other 1Q’13 Net Debt 6

Net Debt Bridge: LTM 1Q’12 – 1Q’13(1) (1)On a GAAP basis, Total Debt was $3.25 billion and $3.48 billion in 1Q’13 and 1Q’12, respectively. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. (2)Cash Flow Per Share Calculation based on average diluted shares outstanding for the four quarter period of 72.3 million shares. ($ Millions) 1Q’12 Net Debt Pension in Excess of Expense Cash Restructuring Cash Generated from Operations Capital Expenditures Dividends Acquisitions & Investments Other 1Q’13 Net Debt 7

8 Corrugated Packaging 1Q’13 vs. 1Q’12 Segment Performance   Improvement in both domestic and export market pricing Incremental price realization of $41 per ton by end of 1Q’13; expect to exceed $50 per ton in 2Q’13 Increase in packaging volumes Major maintenance outage downtime of 27,000 tons No brown containerboard economic downtime; 4,000 tons of bleached white foodboard downtime $23 million benefit from lower input costs as compared to prior year Favorable: Recycled Fiber  / DLK: $32 million; Energy: $12 million Unfavorable: Wood: ($12) million, Chemicals: ($9) million $16 million higher deferred outage expense  in 1Q’13 vs. 1Q’12  (1) Excludes $0.4 million of inventory step-up expense in 1Q’12. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.   8     9 Title: 1Q’13 vs. 1Q’12 Corrugated Packaging EBITDA  Bridge(1)  Other Placeholder: 9  See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. Other includes $16 million of  higher Deferred Outage Expense   10 Title: Consumer Packaging 1Q’13 vs. 1Q’12 Segment Performance Other Placeholder: 10  Pricing softness in consumer grades and folding carton  Economic Downtime No economic downtime in 1Q’13 in the CRB system; 3,000 tons of economic downtime in 1Q’12  $4 million benefit from lower input costs as compared to prior year Favorable: Recycled Fiber: $9 million Unfavorable: Wood: ($3),Corrugated: ($2) million  Note: Converting shipments exclude Merchandising Display shipments  See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.   11 Title: 1Q’13 vs. 1Q’12 Consumer Packaging EBITDA  Bridge(1) Other Placeholder: 11  See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.  11   12 Title: Recycling 1Q’13 vs. 1Q’12 Segment Performance Other Placeholder: 12   Higher segment income due to cost reduction actions, lower bad debt expense and better export recycled fiber pricing and spreads to domestic OCC  Administrative cost reduction actions have an annualized benefit of $8 million    See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.   13  LTM Credit Agreement EBITDA of $1.2 billion; Leverage Ratio of 2.77x (2)   $1.18 billion of liquidity available to RockTenn at 12/31/12  Used lower cost A/R securitization debt to prepay quarterly term loan amortization payments until 3/31/15  Title: RockTenn Capitalization Profile – 12/31/12 Other Placeholder: 13  Debt Maturity Profile  (millions)  (2)      See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.  (1) Above excludes unamortized bond discounts and terminated swaps aggregating  $7.4 million  13   14 Title: Synergies and Performance Improvements Other Placeholder: Run rate of synergy and performance improvements at 12/31/12 in excess of $300 million  On track for achieving run rate of $550 million of synergy and performance improvements during FY’14  Conversion to new box plant operational planning system and standard costing is going well  Fifteen box plants, seven recycled facilities and one containerboard mill closed or in the process of closing since acquisition  Natural gas lines to mill gates have all been completed          Other Placeholder: 14  Current Run Rate of Synergies and Performance Improvements  Energy Projects 7%   15 Title: Key Inputs Other Placeholder: 15     Note: Excluding Wood Fiber 1Q’13 average prices based off of the following indices: Recycled Fiber based on RockTenn weighted consumption by regional indices Natural Gas: NYMEX Henry Hub Futures Fuel Oil: Platts New York #6 2.2% Cargo Diesel: EIA U.S. Diesel Fuel Retail Average Price, Industrial Sector  15   16 Title: Key Financial Statistics – FY’13 Outlook Other Placeholder: 16   17 Title: Appendix Other Placeholder: 17   18 Title: Use of Non-GAAP Financial Measures and Reconciliations Other Placeholder: Below, we define the non-GAAP financial measures, provide a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP, and discuss the reasons that we believe this information is useful to management and may be useful to investors. These measures may differ from similarly captioned measures of other companies in our industry.  Non-GAAP Measures  Our definitions of Credit Agreement EBITDA and Segment EBITDA may differ from other similarly titled measures at other companies. Credit Agreement EBITDA (as defined) and Adjusted EBITDA (as defined) are not defined in accordance with GAAP and should not be viewed as alternatives to GAAP measures of operating results or liquidity. RockTenn management believes that net income is the most directly comparable GAAP measure to Credit Agreement EBITDA (as defined) and Segment Income is the most directly comparable GAAP measure to Segment EBITDA.   Other Placeholder: 18   19 Title:  Non-GAAP Measures: Credit Agreement EBITDA and Total Funded Debt (as defined)  Other Placeholder: “Credit Agreement EBITDA” is calculated in accordance with the definition of “EBITDA” contained in the Company’s Credit Agreement. Credit Agreement EBITDA is generally defined as Consolidated Net Income plus: consolidated interest expense; consolidated tax expenses; depreciation and amortization expenses; charges and expenses for financing fees and expenses and write-offs of deferred financing fees and expenses, remaining portions of OID on prepayment of indebtedness, premiums due in respect of prepayment of indebtedness, and commitment fees in respect of financing commitments; various charges and expenses related to, or incurred in connection with, the Smurfit-Stone acquisition; costs and expenses relating to the integration of Smurfit-Stone and the achievement of synergies relating to the Smurfit-Stone acquisition; certain run-rate synergies expected to be achieved due to the Smurfit-Stone acquisition; all non-cash charges; all cash charges and expenses for plant and other facility closures and other cash restructuring charges; labor disruption charges; officer payments associated with any permitted acquisitions; “black liquor” expenses; cash charges and expenses incurred in respect of the Chapter 11 bankruptcy proceeding and plan of reorganization of Smurfit-Stone; and all non-recurring cash expenses taken in respect of any multi-employer and defined benefit pension plan obligations that are related to plant and other facilities closures.  For additional information on the calculation see our Credit Agreement, dated as of September 27, 2012, filed as Exhibit 10.1 to our Form 8-K, dated September 27, 2012.  “Total Funded Debt” is calculated in accordance with the definition of “Total Funded Debt” contained in the Company’s Credit Agreement.  Total Funded Debt is generally defined as aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, plus additional outstanding letters of credit not already reflected in debt, plus debt guarantees.     Other Placeholder: 19   20 Title:  Non-GAAP Measures: Credit Agreement EBITDA and Total Funded Debt  Other Placeholder: Our management uses Credit Agreement EBITDA and Total Funded Debt to evaluate compliance with RockTenn’s debt covenants and borrowing capacity available under its Credit Agreement.  Management also uses Credit Agreement EBITDA as a measure of our Company’s core operating performance.  Management believes that investors also use these measures to evaluate the Company’s compliance with its debt covenants and available borrowing capacity. Management also believes that investors use Credit Agreement EBITDA as a measure of our Company’s core operating performance. Borrowing capacity is dependent upon, in addition to other measures, the “Total Funded Debt/EBITDA ratio” or the “Leverage Ratio,” which is defined as Total Funded Debt divided by Credit Agreement EBITDA.   Other Placeholder: 20   21 Title: Non-GAAP Measures:  Net Debt  Other Placeholder: We have defined the non-GAAP measure “Net Debt” to include the aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, the balance of our cash and cash equivalents, restricted cash (which includes the balance sheet line items restricted cash and restricted cash and marketable debt securities) and certain other investments that we consider to be readily available to satisfy such debt obligations.  Our management uses Net Debt, along with other factors, to evaluate our financial condition.  We believe that Net Debt is an appropriate supplemental measure of financial condition and may be useful to investors because it provides a more complete understanding of our financial condition before the impact of our decisions regarding the appropriate use of cash and liquid investments.    Other Placeholder: 21   22 Title: Non-GAAP Measures:  Adjusted Net Income  and  Adjusted Earnings Per Diluted Share Other Placeholder: We also use the non-GAAP measures “adjusted net income” and “adjusted earnings per diluted share”.  Management believes these non-GAAP financial measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate the performance of the Company because it excludes restructuring and other costs, net, the alternative fuel mixture credit and cellulosic biofuel producer credit and other specific items that management believes are not indicative of the ongoing operating results of the business.  The Company and the board of directors use this information to evaluate the Company’s performance relative to other periods.  Other Placeholder: 22   23 Title: Segment EBITDA Margins Other Placeholder: 23  1Q’13  ($ Millions, except percentages)  23   24 Title: Segment EBITDA Margins Other Placeholder: 24  1Q’12  ($ Millions, except percentages)  24  (1) Corrugated Packaging segment excludes $0.4 million of inventory step-up expense    25 Title: Segment EBITDA Margins Other Placeholder: 25  4Q’12  ($ Millions, except percentages)  (1) Corrugated Packaging segment excludes $0.2 million of inventory step-up expense   25   26 Title: Adjusted EPS Reconciliation Other Placeholder: 26  (1) Restructuring and other costs and operating losses and transition costs due to plant closures.   27 Title: Net Debt Reconciliation Other Placeholder: 27   28 Title: Credit Agreement EBITDA and Leverage Ratio Other Placeholder: 28  (1) As specified in our Credit Agreement dated September 27, 2012   29 Title: Credit Agreement EBITDA Breakout of Additional Permitted Charges Other Placeholder: 29  29  (1) As specified in our Credit Agreement dated September 27, 2012   30 Title: Credit Agreement EBITDA and Margin  Other Placeholder: 30  (1) As specified in our Credit Agreement dated September 27, 2012.   31  Executing Our Strategy, Delivering Exceptional Value